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                                                                    EXHIBIT 23.3

                         CONSENT OF PHILLIPS MCDOUGALL

        We hereby consent to the reference to us in the "Business" section of the Prospectus constituting a part of this Registration Statement on Form S-1.


/s/ John Phillips
/s/ M. McDougall
------------------------
Phillips McDougall

Pathhead, Midlothian, U.K.
August 29, 2000